UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  September 9, 2015

UNITED TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Farm Springs Road Farmington, Connecticut 06032-2568 (Address of principal executive offices, including zip code)
Registrant's telephone number, including area code
(860) 728-7000 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 9, 2015, the Board of Directors (the "Board") of United Technologies Corporation (the "Company") approved and adopted amended and restated Bylaws in order to implement "proxy access," which allows eligible shareowners to include their own director nominees in the Company's proxy materials under the circumstances set forth in the Company's Bylaws. Pursuant to the proxy access provision adopted by the Board, a shareowner or a group of up to 20 shareowners, who has maintained continuous qualifying ownership of at least 3% of the Company's outstanding common stock for at least three years, may include director nominees constituting up to 20% of the Board in the Company's proxy materials for an annual meeting of shareowners if such shareowner or group of shareowners complies with the other requirements set forth in the proxy access provision. The amendments also include certain conforming, ministerial and other related changes to the advance notice provisions of the amended and restated Bylaws.  The amended and restated Bylaws approved by the Board became effective immediately upon approval, and accordingly, the proxy access provision will be first available to shareowners in connection with the Company's 2016 Annual Meeting of Shareowners.
The foregoing summary of the amended and restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the amended and restated Bylaws.  A copy of the amended and restated Bylaws is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 8 – Other Events
Item 8.01. Other Events.
On September 9, 2015, in connection with adopting the proxy access provision in the Company's amended and restated Bylaws, the Board approved an amendment to the Company's Restated Certificate of Incorporation (the "Charter") to eliminate cumulative voting in the election of directors, subject to shareowner approval. The Board resolved to submit such Charter amendment for a vote by shareowners at the Company's 2016 Annual Meeting of Shareowners and to recommend in favor of shareowners' approval of such Charter amendment.
On September 10, 2015, the Company announced a new organizational structure pursuant to which Otis Elevator Co. ("Otis") and UTC Climate, Controls & Security ("CCS") will be operated as separate businesses, rather than both businesses operating within UTC Building & Industrial Systems ("BIS").
In connection with this new organizational structure, the Company also announced the appointment of Philippe Delpech as President of Otis and Robert J. McDonough as President of CCS, effective immediately.  Both executives will report directly to UTC President and Chief Executive Officer Gregory Hayes. As previously disclosed, UTC BIS President and CEO Geraud Darnis, who in July announced his intention to retire, will continue with UTC through January 2016.
A copy of the press release announcing the new organizational structure and related appointments is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d)
Exhibit Number	Exhibit Description
3.1	Bylaws of United Technologies Corporation, as Amended and Restated effective September 9, 2015
99.1	Press Release, issued September 10, 2015

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION
(Registrant)

Date: September 10, 2015	By:	/s/ PETER J. GRABER-LIPPERMAN
Peter J. Graber-Lipperman
Vice President, Secretary and Associate General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description
3.1	Bylaws of United Technologies Corporation, as Amended and Restated effective September 9, 2015
99.1	Press Release, issued September 10, 2015